                                                                    EXHIBIT 99.4


DEBTOR: CAPE MAY LIGHT, L.L.C.                        CASE NUMBER: 01-10961(EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicohlas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961(EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to January 2002 Monthly Operating Report

       Summary Of Bank, Investment & Petty Cash Accounts           Attachment 1
                             Cape May Light, L.L.C.
Summary                       Case No: 01-10961 (EIK)                 UNAUDITED
Cape May Light, LLC         For Month of January, 2002

                                           Balances
                               -----------------------------------     Receipts &           Bank
                                  Opening               Closing        Disbursements        Statements           Account
Account                        As Of 1/01/02         As Of 1/31/02     Included             Included             Reconciled
-------                        -------------         -------------     -------------        ----------           ----------
American Classic Voyages Go.            0.00                0.00       No -                 No -                 No -
Bank of America                                                        No Activity          No Activity          No Activity
Account # - 0030 6982 7205

Cape May Light Escrow             785,839.00          785,839.00       No - Account Is      No - Account Is      No -
US Dept of Transportation                                              Under Control        Under Control
Maritime Administration                                                Of Maritime          Of Maritime
                                                                       Adminstration        Adminstration -
                                                                                            No Statements

American Classic Voyages Co.            0.00                0.00                            No -                 No -
Bank of America                                                        No Activity          No Activity          No Activity
Account # - 0041 6103 2379

Cape May Light                          0.00                0.00       No -                 No - Not             No -
Petty Cash                                                             No Activity          A Bank               No Activity
                                                                                            Account

                             Receipts & Disbursements              Attachment 2
Summary                      Cape May Light, L.L.C.
Cape May Light, L.L.C.        Case No: 01-10961 (EIK)
Attach 2 & 3               For Month Of January, 2002


     No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements      Attachment 3
                             Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (EIK)
Cape May Light, L.L.C.      For Month Of January, 2002
Attach 2&3


     No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02


currency USD
  Company=31 (CAPE MAY LIGHT)

                                                    PTD-Actual
                                                    JAN-02
                                                    -------------
Revenue
  Gross Revenue                                               0.00
  Allowances                                                  0.00
                                                    --------------
  Net Revenue                                                 0.00

Operating Expenses
  Air                                                         0.00
  Hotel                                                       0.00
  Commissions                                                 0.00
  Onboard Expenses                                            0.00
  Passenger Expenses                                     10,341.72
  Vessel Expenses                                         1,174.89
  Layup/Drydock Expense                                       0.00
  Vessel Insurance                                       51,775.34
                                                    --------------
  Total Operating Expenses                               63,291.95
                                                    --------------
  Gross Profit                                          (63,291.95)
SG&A Expenses
  Sales & Marketing                                           0.00
  Pre-Opening Costs                                           0.00
                                                    --------------
  Total SG&A Expenses                                         0.00
                                                    --------------
  EBITDA                                                (63,291.95)
  Depreciation                                                0.00
                                                    --------------
  Operating Income                                      (63,291.95)

  Other Expense/ (Income)
  Interest Income                                             0.00
  Interest Expense                                        8,427.01
  Equity in Earnings for Sub                                  0.00
  Reorganization expenses                                     0.00
                                                    --------------
  Total Other Expense/ (Income)                           8,427.01
                                                    --------------
  Net Pretax Income/(Loss)                              (71,718.96)
                                                    --------------
Income Tax Expense                                            0.00
                                                    --------------
  Net Income/ (Loss)                                    (71,718.96)
                                                    --------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=31 (CAPE MAY LIGHT)

                                                    YTD-Actual                      YTD-Actual
                                                    JAN-02                          OCT-01
                                                    ----------------                ----------------
ASSETS
       Cash and Equivalent                                      0.00                       29,003.54
       Restricted Cash                                    785,839.00                      785,839.00
       Marketable Securities                                    0.00                            0.00
       Accounts Receivable                                 15,651.15                       15,651.15
       Inventories                                        709,924.11                      750,424.74
       Prepaid Expenses                                    69,343.83                       71,343.83
       Other Current Assets                                     0.00                            0.00
                                                    ----------------                ----------------
          Total Current Assets                          1,580,758.09                    1,652,262.26

       Fixed Assets                                    42,033,338.72                   42,033,338.72
       Accumulated Depreciation                          (550,825.00)                    (550,825.00)
                                                    ----------------                ----------------
          Net Fixed Assets                             41,482,513.72                   41,482,513.72
       Net Goodwill                                             0.00                            0.00
       Intercompany Due To/From                       (12,372,407.93)                 (12,278,102.19)
                                                    ----------------                ----------------
       Net Deferred Financing Fees                      2,530,259.99                    2,559,333.82
       Net Investment in Subsidiaries                           0.00                            0.00
       Other Non Current Assets                                 0.00                            0.00
                                                    ----------------                ----------------
          Total Other Assets                           (9,842,147.94)                  (9,718,768.37)
                                                    ----------------                ----------------
          Total Assets                                 33,221,123.87                   33,416,007.61
                                                    ----------------                ----------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=31 (CAPE MAY LIGHT)

                                                    YTD-Actual                     YTD-Actual
                                                    JAN-02                         OCT-01
                                                    ---------------                ---------------
LIABILITIES
      Accounts Payable                                     1,224.10                      18,286.96
       Accrued Liabilities                               453,944.90                     454,710.16
       Deposits                                                0.00                           0.00
                                                    ---------------                ---------------
             Total Current Liabilities                   455,169.00                     472,997.12
       Long Term Debt                                          0.00                           0.00
       Other Long Term Liabilities                             0.00                           0.00
                                                    ---------------                ---------------
             Total Liabilities                           455,169.00                     472,997.12

OTHER
       Liabilities Subject to Compromise              39,927,754.81                  39,937,580.57
                                                    ---------------                ---------------
              Total Other                             39,927,754.81                  39,937,580.57
OWNER'S EQUITY
       Common Stock                                            0.00                           0.00
       Add'1 Paid In Capital                                   0.00                           0.00
       Current Net Income (Loss)                         (71,718.96)                 (2,857,115.19)
       Retained Earnings                              (7,090,080.98)                 (4,137,454.89)
                                                    ---------------                ---------------
              Total Owner's Equity                    (7,161,799.94)                 (6,994,570.08)
                                                    ---------------                ---------------
              Total Liabilities & Equity              33,221,123.87                  33,416,007.61
                                                    ---------------                ---------------

                           CAPE MAY LIGHT, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                            BEGINNING                                                 ENDING
AFFILIATE NAME                              CASE NUMBER      BALANCE            DEBITS            CREDITS             BALANCE
American Classic Voyages Co.                01-10954          659,140.66         4,448.65         5,929.74            657,659.57
AMCV Cruise Operations, Inc.                01-10967       (7,971,800.32)           10.00        32,121.40         (8,003,911.72)
The Delta Queen Steamboat Co.               01-10970        8,452,294.56        14,153.55               --          8,466,448.11
DQSB II, Inc.                               01-10974              (82.74)              --               --                (82.74)
Great AQ Steamboat, L.L.C                   01-10960        1,640,241.44               --               --          1,640,241.44
Great Pacific NW Cruise Line, L.L.C         01-10977           (5,380.67)              --               --             (5,380.67)
Great River Cruise Line, L.L.C              01-10963          (31,806.50)        6,892.55         8,630.00            (33,543.95)
Great Ocean Cruise Line, L.L.C              01-10959           (1,844.01)              --               --             (1,844.01)
Cruise America Travel, Incorporated         01-10966       (1,053,205.61)              --         1,355.63         (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C          01-10964          200,367.38                                --            200,367.38
Cape Cod Light, L.L.C                       01-10962           (8,675.31)              --               --             (8,675.31)
Project America, Inc.                       N/A               (57,268.50)              --               --            (57,268.50)
Oceanic Ship Co.                            N/A               13, 839.73               --               --             13,839.73
Project America Ship II, Inc.               N/A               412,316.64               --               --           412, 316.64
Ocean Development Co.                       01-10972      (14,604,239.22)          528.00           528.00        (14,604,239.22)
Great Hawaiian Properties Corporation       01-10971            4,188.00               --               --              4,188.00
Cat II, Inc.                                01-10968            2,038.56               --               --              2,038.56
                                                          ------------------------------------------------------------------------
                                                          (12,349,875.91)       26,032.75        48,564.77        (12,372,407.93)
                                                          ========================================================================


CAPE MAY LIGHT, L.L.C.                                   CASE #: 01-10961 (EIK)


                                                                  ATTACHMENT #7

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                        0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
Paymentech Credit Card Processor                                                           11379.68         11379.68
American Express Credit Card Processor                                                      3169.29          3169.29
Discover Credit Card Processor                                                               1025.8           1025.8
Diners Credit Card Processor                                                                  76.38            76.38
Travel Agents                                                                                                      0
Total                                               0                0             0       15651.15         15651.15

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS
                               31-000-221300-00000
                                  JANUARY, 2OO2

                                                                   ATTACHMENT 8


OUTSTANDING CHECKS:
           1091 Multi-Marques                             $    (50.00)
           1162 K. McKnight-MeRae's                       $   (100.00)
           1166 K. MciCnight-Gordon's                     $   (100.00)
           1192 Donald Viviet-Capitol One                 $    (40.00)
           1195 Donald Vivier-Retailer Nat. Bank          $    (20.00)
           1199 J. Grannan                                $   (900.00)
           1200 Joycelyn Owens-Brats paid out             $    (14.10)

           Total per G/L:                                 $ (1,224.10)
                                                          ===========

DEBTOR: CAPE MAY LIGHT, L.L.C.                        CASE NUMBER: 01-10961(EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

5. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.